Filed under Rule 497(k) Registration No. 033-52742

SunAmerica Series Trust

SA Morgan Stanley International Equities Portfolio

(the “Portfolio”)

Supplement dated November 3, 2017, to the Portfolio’s Summary Prospectus

dated May 1, 2017, as supplemented and amended to date

In the section entitled “Investment Adviser,” the table under the heading “Portfolio Managers” is supplemented with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Alex Gabriele Vice President of MSIM Limited and Portfolio Manager	2017
Richard Perrott Vice President of MSIM Limited and Portfolio Manager	2017

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.